                                                                    EXHIBIT 10.6


                                    GUARANTY


         This GUARANTY ("Guaranty") is given as of November 8, 2000 ("Effective Date"), by ADVOCAT, INC., a Delaware corporation, whose address is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 ("Advocat"), ADVOCAT FINANCE, INC., a Delaware corporation ("Finance") whose address is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 and DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation ("Management") whose address is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 (jointly and severally the "Guarantors" and individually referred to herein as a "Guarantor"), in favor of STERLING ACQUISITION CORP., a Kentucky corporation ("Lessor") whose address is 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, with reference to the following facts:

                                    RECITALS

         A. Diversicare Leasing Corp., a Delaware corporation (the "Lessee"), has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated of even date herewith (the "Master Lease") pursuant to which the Lessee is leasing from Lessor certain healthcare facilities identified therein (the "Facilities").

         B. By a guaranty dated May ___, 1994 and by an amended and restated guaranty dated February 1, 1997, Advocat guaranteed certain obligations of the Lessee and certain predecessors in interest as set forth therein.

         C. By a guaranty dated February 1, 1997, Finance guaranteed certain obligations of the Lessee and certain predecessors in interest as set forth therein.

         D. By a guaranty dated February 1, 1997, Management guaranteed certain obligations of the Lessee and certain predecessors in interest as set forth therein.

         E. Pursuant to Section 19(B) of that certain Settlement and Restructuring Agreement by and among Lessor, Omega Healthcare Investors, Inc., a Maryland corporation, Advocat, Management, and Sterling Health Care Management Corporation, a Kentucky corporation of even date herewith, and only to the extent set forth therein, Lessor released Advocat, Finance and Management from liability under those guarantees described above.

         F. Each Guarantor continues to maintain a direct financial interest in the Lessee and it is to the advantage of each Guarantor that Lessor enter into the Master Lease.

         G. As a material inducement to Lessor to lease the Facilities pursuant to the Master Lease, each Guarantor has agreed to jointly and severally guarantee the payment of all amounts due from, and the performance of all obligations undertaken by the Lessee under the Master Lease and any security agreements, promissory notes, letter of credit agreements, guarantees or other documents which evidence, secure or otherwise relate to the Master Lease (the Master Lease and all such documents, and any and all amendments, modifications, extensions and renewals thereof, are hereinafter referred to collectively as the "Sterling Transaction Documents"), all as hereinafter set forth.

         WHEREFORE, the parties hereby agree as follows:

         1. Defined Terms. All capitalized terms used herein and not defined herein shall have the meaning for such terms set forth in the Master Lease.

         2. Guaranty. Guarantors hereby unconditionally and irrevocably, jointly and severally, guarantee to Lessor (i) the payment when due of all Rent and all other sums payable by the Lessee under the Master Lease, and (ii) the faithful and prompt performance when due of each and every one of the terms, conditions and covenants to be kept and performed by the Lessee under the Sterling Transaction Documents, any and all amendments, modifications, extensions and renewals of the Sterling Transaction Documents, including without limitation all indemnification obligations, insurance obligations, and all obligations to operate, rebuild, restore or replace any facilities or improvements now or hereafter located on the real estate covered by the Master Lease. In the event of the failure of Lessee to pay any such amounts owed, or to render any other performance required of Lessee under the Sterling Transaction Documents, when due, Guarantors shall forthwith perform or cause to be performed all provisions of the Sterling Transaction Documents to be performed by Lessee thereunder, and pay all damages that may result from the non-performance thereof to the full extent provided under the Sterling Transaction Documents (collectively, the "Obligations"). As to the Obligations, each Guarantor's liability under this Guaranty is without limit.

         3. Survival of Obligations. The obligations of Guarantors under this Guaranty with respect to the Sterling Transaction Documents shall survive and continue in full force and effect (until and unless all Obligations, the payment and performance of which are hereby guaranteed, have been fully paid and performed) notwithstanding:

         (a) any amendment, modification, or extension of any Sterling Transaction Document;

         (b) any compromise, release, consent, extension, indulgence or other action or inaction in respect of any terms of any Sterling Transaction Document or any other guarantor;

         (c) any substitution or release, in whole or in part, of any security for this Guaranty which Lessor may hold at any time;

         (d) any exercise or non-exercise by Lessor of any right, power or remedy under or in respect of any Sterling Transaction Document or any security held by Lessor with respect thereto, or any waiver of any such right, power or remedy;

         (e) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation, or the like of Lessee or any other guarantor;

         (f) any limitation of the Lessee's liability under any Sterling Transaction Document or any limitation of the Lessee's liability thereunder which may now or hereafter be imposed by any statute, regulation or rule of law, or any illegality, irregularity, invalidity or unenforceability, in whole or in part, of any Sterling Transaction Document or any term thereof;

         (g) any sale, lease, or transfer of all or any part of any interest in any Facility to any other person, firm or entity other than to Lessor;

         (h) any act or omission by Lessor with respect to any of the security instruments given or made as a part of the Sterling Transaction Documents or any failure to file, record or otherwise perfect any of the same;

         (i) any extensions of time for performance under the Sterling Transaction Documents, whether prior to or after maturity;

         (j) the release of any collateral from any lien in favor of Lessor, or the release of Lessee from performance or observation of any of the agreements, covenants, terms or conditions contained in any Sterling Transaction Document by operation of law or otherwise;

         (k) the fact that Lessee may or may not be personally liable, in whole or in part, under the terms of any Sterling Transaction Document to pay any money judgment;

         (l) the failure to give Guarantors any notice of acceptance, default or otherwise;

         (m) any other guaranty now or hereafter executed by Guarantors or anyone else in connection with any Sterling Transaction Document;

         (n) any rights, powers or privileges Lessor may now or hereafter have against any other person, entity or collateral; or

         (o) any other circumstances, whether or not Guarantors had notice or knowledge thereof, other than the payment or performance of all of the Obligations.

         4. Primary Liability. The liability of Guarantor with respect to the Sterling Transaction Documents shall be joint and several, primary, direct and immediate, and Lessor may proceed against any Guarantor: (i) prior to or in lieu of proceeding against Lessee, its assets, any security deposit, or any other guarantor; and (ii) prior to or in lieu of pursuing any other rights or remedies available to Lessor. All rights and remedies afforded to Lessor by reason of this Guaranty or by law are separate, independent and cumulative, and the exercise of any rights or remedies shall not in any way limit, restrict or prejudice the exercise of any other rights or remedies.

         In the event of any default under any Sterling Transaction Document, a separate action or actions may be brought and prosecuted against the Guarantors, or any one of them, whether or not Lessee is joined therein or a separate action or actions are brought against Lessee. Lessor may maintain successive actions for other defaults. Lessor's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations the payment and performance of which are hereby guaranteed have been paid and fully performed.

         5. Obligations Not Affected. In such manner, upon such terms and at such times as Lessor in its sole discretion deems necessary or expedient, and without notice to Guarantors, Lessor may: (a) amend, alter, compromise, accelerate, extend or change the time or manner for the payment or the performance of any obligation hereby guaranteed; (b) extend, amend or terminate any of the Sterling Transaction Documents; or (c) release Lessee by consent to any assignment (or otherwise) as to all or any portion of the obligations hereby guaranteed. Any exercise or non-exercise by Lessor of any right hereby given Lessor, dealing by Lessor with Guarantors or any other guarantor, Lessee or any other person, or change, impairment, release or suspension of any right or remedy of Lessor against any person including Lessee and any other guarantor will not affect any of the obligations of Guarantors hereunder or give Guarantors any recourse or offset against Lessor.

         6. Waiver. With respect to the Sterling Transaction Documents, each Guarantor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties and/or guarantors or any other accommodation parties, under any statutory provisions, common law or any other provision of law, custom or practice, and agrees not to assert or take advantage of any such rights or remedies including, but not limited to:

         (a) any right to require Lessor to proceed against Lessee or any other person or to proceed against or exhaust any security held by Lessor at any time or to pursue any other remedy in Lessor's power before proceeding against any Guarantor or to require that Lessor cause a marshaling of Lessee's assets or the assets, if any, given as collateral for this Guaranty or to proceed against Lessee and/or any collateral, including collateral, if any, given to secure Guarantors' obligation under this Guaranty, held by Lessor at any time or in any particular order;

         (b) any defense that may arise by reason of the incapacity or lack of authority of any other person or persons;

         (c) notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lessee, Lessor, any creditor of Lessee or any Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lessor or in connection with any obligation hereby guaranteed;

         (d) any defense based upon an election of remedies by Lessor which destroys or otherwise impairs the subrogation rights of Guarantors or the right of Guarantors to proceed against Lessee for reimbursement, or both;

         (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

         (f) any duty on the part of Lessor to disclose to Guarantors any facts Lessor may now or hereafter know about the Lessee, regardless of whether Lessor has reason to believe that any such facts materially increase the risk beyond that which each Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantors or has a reasonable opportunity to communicate such facts to Guarantors, it being understood and agreed that each Guarantor is fully responsible for being and keeping informed of the financial condition of the Lessee and of all circumstances bearing on the risk of non-payment or non-performance of any obligations or indebtedness hereby guaranteed;

         (g) any defense arising because of Lessor's election, in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111 (b)(2) of the federal Bankruptcy Code; and

         (h) any defense based on any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code.

         (i) any extension of time conferred by any law now or hereafter in effect and any requirement or notice of acceptance of this Guaranty or any other notice to which the undersigned may now or hereafter be entitled to the extent such waiver of notice is permitted by applicable law.

         7. Warranties. With respect to the Sterling Transaction Documents, each Guarantor warrants that: (a) this Guaranty is executed at Lessee's request; and (b) Guarantor has established adequate means of obtaining from Lessee on a continuing basis financial and other information pertaining to the Lessee's financial condition. Guarantors agree to keep adequately informed from such means of any facts, events or circumstances which might in any way affect any Guarantor's risks hereunder, and Guarantors further agree that Lessor shall have no obligation to disclose to Guarantors information or material acquired in the course of Lessor's relationship with Lessee.

         8. No-Subrogation. Guarantors shall have no right of subrogation and waive any right to enforce any remedy which Lessor now has or may hereafter have against Lessee and any benefit of, and any right to participate in, any security now or hereafter held by Lessor with respect to the Master Lease.

         9. Subordination. Upon the occurrence of an Event of Default under any Sterling Transaction Document, which is not cured by Guarantor, the indebtedness or obligations of Lessee to any Guarantor shall not be paid in whole or in part nor will Guarantors accept any payment of or on account of any amounts owing, without the prior written consent of Lessor and at Lessor's request, Guarantors shall cause the Lessee to pay to Lessor all or any part of the subordinated indebtedness until the obligations under the Sterling Transaction Documents have been paid in full. Any payment by Lessee in violation of this Guaranty shall be received by Guarantors in trust for Lessor, and Guarantors shall cause the same to be paid to Lessor immediately on account of the amounts owing from the Lessee to Lessor. No such payment will reduce or affect in any manner the liability of Guarantors under this Guaranty.

         10. No Delay. Any payments required to be made by Guarantors hereunder shall become due on demand in accordance with the terms hereof immediately upon the happening of an Event of Default under any Sterling Transaction Document.

         11. Application of Payments. With respect to the Sterling Transaction Documents, and with or without notice to Guarantors, Lessor, in Lessor's sole discretion and at any time and from time to time and in such manner and upon such terms as Lessor deems appropriate, may (a) apply any or all payments or recoveries from Lessee or from any other guarantor under any other instrument or realized from any security, in such manner and order of priority as Lessor may determine, to any indebtedness or other obligation of Lessee with respect to the Sterling Transaction Documents and whether or not such indebtedness or other obligation is guaranteed hereby or is otherwise secured or is due at the time of such application, and (b) refund to Lessee any payment received by Lessor under the Sterling Transaction Documents.

         12.      Guaranty Default.

         (a) As used herein, the term Guaranty Default shall mean one or more of the following events (subject to applicable cure periods):

                  (i) the failure of any Guarantor to pay the amounts required to be paid hereunder at the times specified herein;

                  (ii) the failure of any Guarantor to observe and perform any covenants, conditions or agreement on its part to be observed or performed, other than as referred to in Subsection (i) above, for a period of thirty (30) days after written notice of such failure has been given to Guarantors by Lessor, unless Lessor agrees in writing to an extension of such time prior to its expiration;

                  (iii) the occurrence of a default under any other guaranty between Lessor and any Guarantor.

         (b) Upon the occurrence of a Guaranty Default, Lessor shall have the right to bring such actions at law or in equity, including appropriate injunctive relief, as it deems appropriate to compel compliance, payment or deposit, and among other remedies to recover its attorneys' fees in any proceeding, including any appeal therefrom and any post- judgement proceedings.

         13. Financial Statements. Each Guarantor shall deliver those Consolidated Financial Statements and other certificates as required by Article XXIII of the Master Lease in the form and at the times set forth therein.


         14.      Miscellaneous.

         (a) No term, condition or provision of this Guaranty may be waived except by an express written instrument to that effect signed by Lessor. No waiver of any term, condition or provision of this Guaranty will be deemed a waiver of any other term, condition or provision, irrespective of similarity, or constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided.

         (b) If any one or more of the terms, conditions or provisions contained in this Guaranty is found in a final award or judgment rendered by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions of this Guaranty shall not in any way be affected or impaired thereby, and this Guaranty shall be interpreted and construed as if the invalid, illegal, or unenforceable term, condition or provision had never been contained in this Guaranty.

         (c) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, EXCEPT THAT THE LAWS OF THE STATE IN WHICH A FACILITY IS LOCATED SHALL GOVERN THIS AGREEMENT TO THE EXTENT NECESSARY
(i) TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO SUCH FACILITY, AND (ii) FOR PROCEDURAL REQUIREMENTS WHICH MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH SUCH FACILITY IS LOCATED. EACH GUARANTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF MICHIGAN AND AGREES THAT ALL DISPUTES CONCERNING THIS GUARANTY BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR IN MICHIGAN. EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED OR MICHIGAN AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OR STATES IN WHICH THE FACILITY OR FACILITIES ARE LOCATED AND OF MICHIGAN.

         (d) EACH GUARANTOR AND LESSOR HEREBY WAIVE TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND ARISING ON, UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS GUARANTY OR THE INTERPRETATION, BREACH OR ENFORCEMENT THEREOF.

         (e) In the event of any suit, action, arbitration or other proceeding to interpret this Guaranty, or to determine or enforce any right or obligation created hereby, the prevailing party in the action shall recover such party's actual costs and expenses reasonably incurred in connection therewith, including, but not limited to, attorneys' fees and costs of appeal, post judgment enforcement proceedings (if any) and bankruptcy proceedings (if any). Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such-judgment or award such party's costs and expenses as provided in this paragraph.

         (f) Each Guarantor (i) represents that it has been represented and advised by counsel in connection with the execution of this Guaranty; (ii) acknowledges receipt of a copy of the Sterling Transaction Documents; and (iii) further represents that Guarantor has been advised by counsel with respect thereto. This Guaranty shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against Guarantors or Lessor, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

         (g) Except as provided in any other written agreement now or at any time hereafter in force between Lessor and Guarantors, this Guaranty shall constitute the entire agreement of Guarantors with Lessor with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof will be binding upon Lessor or Guarantors unless expressed herein.

         (h) All stipulations, obligations, liabilities and undertakings under this Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Lessor and to the benefit of Lessor's successors and assigns.

         (i) The term "Guarantor" as used in this Guaranty shall mean the "Guarantor and each of them, jointly and severally.

         (j) Whenever the singular shall be used hereunder, it shall be deemed to include the plural (and vice-versa) and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Guaranty so requires. Section captions or headings used in the Guaranty are for convenience and reference only, and shall not affect the construction thereof.

                            [signatures on next page]

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

                                        GUARANTORS:

                                        ADVOCAT, INC.


                                        By:  /s/ James F. Mills, Jr.
                                             ------------------------------
                                             James F. Mills, Jr.
                                        Its: Senior Vice President



                                        ADVOCAT FINANCE, INC.


                                        By:  /s/ James F. Mills, Jr.
                                             ------------------------------
                                             James F. Mills, Jr.
                                        Its: Senior Vice President


                                        DIVERSICARE MANAGEMENT SERVICES CO.


                                        By   /s/ James F. Mills, Jr.
                                             ------------------------------
                                             James F. Mills, Jr.
                                        Its: Senior Vice President

STATE OF  TENNESSEE)
          ---------
                   ) ss.
COUNTY OF DAVIDSON )
          --------

         The foregoing instrument was acknowledged before me this 8th day of November, 2000, by James F. Mills, Jr., the Senior Vice President of Advocat, Inc. known to me to be the person who executed this Guaranty.


                                             /s/ Andrea Neiderland
                                             ---------------------------------

             [SEAL]                          Notary Public, Davidson County, TN

                                             My Commission Expires:
                                             March 23, 2002
                                             --------------------------

STATE OF  TENNESSEE)
          ---------
                   ) ss.
COUNTY OF DAVIDSON )
          --------

         The foregoing instrument was acknowledged before me this 8th day of November, 2000, by James F. Mills, Jr., the Senior Vice President of Advocat, Inc. known to me to be the person who executed this Guaranty.


                                             /s/ Andrea Neiderland
                                             ---------------------------------

             [SEAL]                          Notary Public, Davidson County, TN

                                             My Commission Expires:
                                             March 23, 2002
                                             --------------------------


STATE OF  TENNESSEE)
          ---------
                   ) ss.
COUNTY OF DAVIDSON )
          --------

         The foregoing instrument was acknowledged before me this 8th day of November, 2000, by James F. Mills, Jr., the Senior Vice President of Advocat, Inc. known to me to be the person who executed this Guaranty.


                                             /s/ Andrea Neiderland
                                             ---------------------------------

             [SEAL]                          Notary Public, Davidson County, TN

                                             My Commission Expires:
                                             March 23, 2002
                                             --------------------------